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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 26, 2003


                            Algiers Resources, Inc.
             (Exact name of registrant as specified in its charter)




          Delaware                   000-26627                  13-4031359
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


1090 King George's Post Road, Suite 802, Edison, NJ                    08837
     (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (732) 738-6500


            317 Madison Avenue, Suite 2310, New York, New York 10017
         ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

              On April 26, 2003 (the "Closing Date"), an Agreement and Plan of Merger dated as of March 20, 2003 (the "Merger Agreement") by and between the Registrant, Algiers Merger Co., a Delaware corporation and a wholly owned subsidiary of the Registrant ("Merger Sub") and Command International Acquisition Corporation, a Delaware corporation ("CIAC") closed. Pursuant to the Merger Agreement, CIAC will merge with and into Merger Sub (the "Merger") at the Effective Time (as defined herein), with Merger Sub continuing as the surviving corporation (the "Surviving Corporation"). As a result of the Merger Agreement,
(i) each outstanding share of common stock, par value $0.0001 per share, of CIAC ("CIAC Common Stock") will be converted into one share of common stock, par value $0.001 per share ("Common Stock"), of the Registrant at the time the Certificate of Merger is filed with Delaware Secretary of State (the "Effective Time") and (ii) each outstanding share of common stock, par value $.001 per share, of Algiers Merger Co. shall remain one share of common stock, par value $.001 per share, of the Surviving Corporation.

         In addition, CIAC entered into a Plan and Agreement of Reorganization dated as of July 1, 2002, as amended as of February 24, 2003 ("CIG Agreement"), with Command International Group Inc. ("CIG") and stockholders of CIG whereby CIAC was given the right to acquire all of the issued and outstanding shares of common stock of CIG in exchange for 5,239,238 shares of CIAC Common Stock. CIG is a provider of web-based and LAN-based software solutions through its wholly-owned subsidiaries, Command Line Corp., a New Jersey corporation and Command Internet Corp., a Delaware corporation. In connection with the Merger Agreement, CIAC assigned its rights under the CIG Agreement to the Registrant pursuant to an Assignment and Assumption Agreement dated as of April 26, 2003. In accordance therewith, the Registrant deposited in escrow with Snow Becker Krauss P.C., counsel to CIAC, 5,239,238 shares of Common Stock of the Registrant for issuance to CIG upon the closing of the CIG Agreement. In accordance therewith, stockholders of CIAC and CIG will receive an aggregate of 10,478,476 shares of Common Stock of the Registrant or approximately 89% of the issued and outstanding Common Stock.

         In connection with the Merger, the Registrant entered into a Registration Rights Agreement dated as of March 20, 2003 with stockholders of CIAC and Mr. Prestiano whereby the Registrant agreed to register shares of Common Stock of the Registrant owned or that may be acquired by such stockholders of CIAC and Mr. Prestiano for resale under the Securities Act of 1933, as amended.

         In addition, the Registrant entered into a Lockup Agreement dated as of March 20, 2003 with Mr. Prestiano restricting Mr. Prestiano's right to sell or otherwise dispose of shares of Common Stock of the Registrant during any month which exceeds more than 10% of the shares owned by him at the beginning of such month, for a period not to exceed 180 days commencing on the date set forth in such agreement.

         At the Closing Date, James A. Prestiano resigned as sole officer of the Registrant and the Merger Sub and Robert Fallah, President of CIAC, was appointed as Chief Executive Officer of the Registrant and the Merger Sub. In addition, at the Closing Date, Mr. Prestiano resigned as sole director of the Registrant and the Merger Sub and Mr. Fallah and Frank Cantatore were designated as new members of the board of directors of the Registrant (the "Registrant Board") and the Merger Sub.


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         By virtue of the Common Stock of the Registrant to be issued to the stockholders of CIAC and to CIG and the change in the composition of the Registrant's Board in accordance with the Merger Agreement, a change in control of the Registrant has been deemed to have occurred as of the Closing Date. On April 1, 2003, the Registrant filed an Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 promulgated thereunder, with the Securities and Exchange Commission reporting such change of control of the Registrant. In addition, the Registrant mailed a copy of the Information Statement to all holders of record of the Registrant as of the close of business on April 7, 2003. The Information Statement provided that pursuant to the terms and conditions of the Merger Agreement the change in control date will be April 26, 2003, determined as the expiration date of the 10-business day period beginning on the later of the date of filing of the Information Statement with the SEC or the date of mailing of such Information Statement to the Company's stockholders. The Information Statement is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         In accordance with Item 7(a)(4) of Form 8-K, the Registrant will file the financial statements of the business acquired as required by Item 7(a)(1) within sixty days after the filing of this Report.

(b) Pro forma financial information

         In accordance with Item 7(b)(2) of Form 8-K, the Registrant will file the pro forma financial information required by Item 7(b) within sixty days after the filing of this Report.

(c) Exhibits.

Listed below are all exhibits to this Current Report of Form 8-K

Exhibit
 Number     Description
--------    ------------

2.1 Agreement and Plan of Merger, dated as of March 20, 2003, by and between Algiers Resources, Inc., Algiers Merger Co. and Command International Acquisition Corporation. (1)

2.2 Plan and Agreement of Reorganization dated as of July 1, 2002, as amended as of February 24, 2003, by and between Command International Acquisition Corporation, Command International Group Inc. and Shareholders of Command International Group Inc. (1)

2.3 Assignment and Assumption dated as of April 26, 2003, by and between Algiers Resources, Inc. and Command International Acquisition Corporation.*


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20.1        Information Statement pursuant to Section 14(f) of the Securities
            Exchange Act of 1934, as amended, and Rule 14f-1 promulgated thereunder (2)

20.2 Registration Rights Agreement dated as of March 20, 2003 by and between Algiers Resources, Inc. and James A. Prestiano. (1)

20.3 Lockup Agreement dated as of March 20, 2003 by and between Algiers Resources, Inc. and James A. Prestiano.*

-----------------
* Filed herewith.

(1) Incorporated by reference to Registrant's Annual Report on Form 10-KSB for its fiscal year ended December 31, 2002.

(2) Filed with the Securities and Exchange Commission on April 1, 2003 and incorporated herein by reference.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 12, 2003                       Algiers Resources, Inc.


                                          By:  /s/ Robert Fallah
                                             -----------------------------
                                                   Robert Fallah
                                                   President